EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-QSB for the Quarter Ended March 31, 2006 (the "Report") by People's Liberation, Inc. ("Registrant"), each of the undersigned hereby certifies that:

     1. to the best of our knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. to the best of our knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


Date:  May 15, 2006                 /s/ Daniel Guez
                                    -------------------------------------------
                                    Daniel Guez
                                    President and Chief Executive Officer


Date:  May 15, 2006                 /s/ Darryn Barber
                                    -------------------------------------------
                                    Darryn Barber
                                    Chief Financial Officer and Chief Operating
                                    Officer